                OLYMPIC AUTOMOBILE RECEIVABLES TRUST  1996 - A

                       MONTHLY  SERVICER'S  CERTIFICATE




      Accounting Date:                    December 31, 1996
                                          -----------------
      Determination Date:                 January 5, 1997
                                          -----------------
      Distribution Date:                  January 15, 1997
                                          -----------------
      Monthly Period Ending:              December 31, 1996
                                          -----------------


      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1996, among Olympic Automobile Receivables Trust, 1996-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.    Collection  Account  Summary

      Available Funds:
         Payments Received                                              $16,575,168.57
         Liquidation Proceeds (excluding Purchase Amounts)               $2,020,005.43
         Current Monthly Advances                                          $220,565.54
         Amount of additional deposit, if any, to the Collection Account         $0.00
         Monthly Advance Recoveries                                       ($979,544.36)
         Purchase Amounts-Warranty and Administrative Receivables                $0.00
         Purchase Amounts - Liquidated Receivables                               $0.00
         Income from investment of funds in Trust Accounts                  $56,463.81
                                                                        --------------
      Total Available Funds                                                                  $17,892,658.99
                                                                                             --------------
                                                                                             --------------
      Amounts Payable on Distribution Date:
         Reimbursement of Monthly Advances                                       $0.00
         Backup Servicer Fee                                                     $0.00
         Basic Servicing Fee                                               $377,199.65
         Trustee and other fees                                                  $0.00
         Class A-1  Interest Distributable Amount                                $0.00
         Class A-2  Interest Distributable Amount                          $498,149.53
         Class A-3  Interest Distributable Amount                          $498,750.00
         Class A-4  Interest Distributable Amount                          $609,375.00
         Class A-5  Interest Distributable Amount                          $250,000.00
         Class A-6  Interest Distributable Amount                           $87,725.00
         Noteholders' Principal Distributable Amount                    $13,477,611.78
         Certificate  Interest Distributable Amount                        $224,048.26
         Certificate  Principal Distributable Amount                     $1,508,687.89
         Amounts owing and not paid to Security Insurer under
              Insurance Agreement                                                $0.00
         Supplemental Servicing Fees (not otherwise paid to Servicer)            $0.00
         Spread Account Deposit                                            $361,111.89
                                                                        --------------
    Total Amounts Payable on Distribution Date                                               $17,892,658.99
                                                                                             --------------
                                                                                             --------------

II.   Available  Funds

      Collected Funds (see V)
         Payments Received                                              $16,575,168.57
         Liquidation Proceeds (excluding Purchase Amounts)               $2,020,005.43       $18,595,174.00
                                                                        --------------
      Purchase Amounts                                                                                $0.00

      Monthly Advances
         Monthly Advances - current Monthly Period (net)                  ($758,978.82)
         Monthly Advances - Outstanding Monthly Advances
         not otherwise reimbursed to the Servicer                                $0.00         ($758,978.82)
                                                                        --------------
      Income from investment of funds in Trust Accounts                                          $56,463.81
                                                                                             --------------
      Available Funds                                                                        $17,892,658.99
                                                                                             --------------
                                                                                             --------------
III.  Amounts Payable on Distribution Date

         (i)(a)   Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                         $0.00

         (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution
                  Date)                                                                               $0.00

         (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to
                  Servicer)                                                                           $0.00

          (ii)    Accrued and unpaid fees (not otherwise paid by OFL or the
                  Servicer):
                    Owner Trustee                                                $0.00
                    Administrator                                                $0.00
                    Indenture Trustee                                            $0.00
                    Indenture Collateral Agent                                   $0.00
                    Lockbox Bank                                                 $0.00
                    Custodian                                                    $0.00
                    Backup Servicer                                              $0.00
                    Collateral Agent                                             $0.00                $0.00
                                                                        --------------
         (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                          $377,199.65

         (iii)(b) Supplemental Servicing Fees (not otherwise paid to
                  Servicer)                                                                           $0.00

         (iii)(c) Servicer reimbursements for mistaken deposits or
                  postings of checks returned for insufficient funds
                  (not otherwise reimbursed to Servicer)                                              $0.00

         (iv)     Class A-1 Interest Distributable Amount                                             $0.00
                  Class A-2 Interest Distributable Amount                                       $498,149.53
                  Class A-3 Interest Distributable Amount                                       $498,750.00
                  Class A-4 Interest Distributable Amount                                       $609,375.00
                  Class A-5 Interest Distributable Amount                                       $250,000.00
                  Class A-6 Interest Distributable Amount                                        $87,725.00

         (v)      Noteholders' Principal Distributable Amount
                    Payable to Class A-1 Noteholders                                                  $0.00
                    Payable to Class A-2 Noteholders                                         $13,477,611.78
                    Payable to Class A-3 Noteholders                                                  $0.00
                    Payable to Class A-4 Noteholders                                                  $0.00
                    Payable to Class A-5 Noteholders                                                  $0.00
                    Payable to Class A-6 Noteholders                                                  $0.00

         (vi)     Certificate Interest Distributable Amount                                     $224,048.26

         (vii)    Unpaid principal balance of the Class A-1 Notes after
                  deposit to the Note Distribution Account of any funds
                  in the Class A-1 Holdback Subaccount (applies only on
                  the Class A-1 Final Scheduled Distribution Date)                                    $0.00

         (viii)   Certificate Principal Distributable Amount                                  $1,508,687.89

         (ix)     Amounts owing and not paid to Security Insurer under
                  Insurance Agreement                                                                 $0.00
                                                                                             --------------
                  Total amounts payable on Distribution Date                                 $17,531,547.10
                                                                                             --------------
                                                                                             --------------

IV.   Calculation of Credit Enhancement Fee (Spread Account Deposit);
      withdrawal from Reserve Account; Deficiency Claim Amount;
      Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

      Spread Account deposit:

         Amount of excess, if any, of Available Funds
           over total amounts payable (or amount of such
           excess up to the Spread Account Maximum Amount)                                      $361,111.89

      Reserve Account Withdrawal on any Determination Date:

         Amount of excess, if any, of total amounts payable over Available
           Funds (excluding amounts payable under item (vii) of Section III)                          $0.00

         Amount available for withdrawal from the Reserve Account (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite
           Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve
           Account in respect of transfers of Subsequent Receivables)                                 $0.00

         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available
           Funds shall be withdrawn by the Indenture Trustee from the Reserve
           Account, (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

         Amount of withdrawal, if any, from the Reserve Account                                       $0.00

      Reserve Account Withdrawal on Determination Date for Class A-1 Final
      Scheduled Distribution Date:

         Amount by which (a) the remaining principal balance of the Class A-1
         Notes exceeds (b) Available Funds after payment of amounts set forth
         in item (v) of Section III                                                                   $0.00

         Amount available in the Class A-1 Holdback Subaccount                                        $0.00

         (The amount by which the remaining principal balance of the Class A-1
         Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                         $0.00

      Deficiency Claim Amount:

         Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
         Holdback Subaccount and Available Funds                                                      $0.00

         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

      Pre-Funding Account Shortfall:

         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the
         Class A-1 Prepayment Amount, the Class A-2 Prepayment Amount, the
         Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount, the
         Class A-5 Prepayment Amount, and the Class A-6 Prepayment Amount
         over (b) the amount on deposit in the Pre-Funding Account                                    $0.00

      Class A-1 Maturity Shortfall:

         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
         Date, of (a) the unpaid principal balance of the Class A-1 Notes over
         (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal
         from the Class A-1 Holdback Subaccount.                                                      $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
     Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the
     Class A-1 Maturity Shortfall.)

V.    Collected Funds

      Payments Received:
         Supplemental Servicing Fees                                             $0.00
         Amount allocable to interest                                    $4,926,830.28
         Amounts allocable to principal                                 $11,648,338.29
         Amount allocable to Insurance Add-On Amounts                            $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed
         to the Servicer prior to deposit in the Collection Account)             $0.00
                                                                        --------------
      Total Payments Received                                                                $16,575,168.57

      Liquidation Proceeds:
         Gross amount realized with respect to Liquidated Receivables    $2,193,157.14

         Less: (i) reasonable expenses incurred by Servicer
           in connection with the collection of such Liquidated
           Receivables and the repossession and disposition
           of the related Financed Vehicles and (ii) amounts
           required to be refunded to Obligors on such Liquidated
           Receivables                                                    ($173,151.71)
                                                                        --------------
      Net Liquidation Proceeds                                                                $2,020,005.43

      Allocation of Liquidation Proceeds:
         Supplemental Servicing Fees                                             $0.00
         Amount allocable to interest                                            $0.00
         Amounts allocable to principal                                          $0.00
         Amount allocable to Insurance Add-On Amounts                            $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed to
           the Servicer prior to deposit in the Collection Account)              $0.00                $0.00
                                                                        --------------       --------------
      Total Collected Funds                                                                  $18,595,174.00
                                                                                             --------------
                                                                                             --------------
VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                         $0.00
         Amount allocable to interest                                            $0.00
         Amounts allocable to principal                                          $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed
           to the Servicer prior to deposit in the Collection Account)           $0.00

      Purchase Amounts - Administrative Receivables                                                   $0.00
         Amount allocable to interest                                            $0.00
         Amounts allocable to principal                                          $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed to
           the Servicer prior to deposit in the Collection Account)              $0.00
                                                                        --------------
      Total Purchase Amounts                                                                          $0.00
                                                                                             --------------
                                                                                             --------------
VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                            $2,026,428.81

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
          Payments received from Obligors                                 ($979,544.36)
          Liquidation Proceeds                                                   $0.00
          Purchase Amounts - Warranty Receivables                                $0.00
          Purchase Amounts - Administrative Receivables                          $0.00
                                                                        --------------
      Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                ($979,544.36)

      Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                               ($979,544.36)

      Remaining Outstanding Monthly Advances                                                  $1,046,884.45

      Monthly Advances - current Monthly Period                                                 $220,565.54
                                                                                             --------------
      Outstanding Monthly Advances - immediately following the Distribution Date              $1,267,449.99
                                                                                             --------------
                                                                                             --------------

VIII. Calculation of Interest and Principal Payments

A.    Calculation  of  Principal  Distribution  Amount

         Payments received allocable to principal                                            $11,648,338.29
         Aggregate of Principal Balances as of the Accounting Date of all
           Receivables that became Liquidated Receivables during the
           Monthly Period                                                                     $3,337,961.38
         Purchase Amounts - Warranty Receivables allocable to principal                               $0.00
         Purchase Amounts - Administrative Receivables allocable to principal                         $0.00
         Amounts withdrawn from the Pre-Funding Account                                               $0.00
         Cram Down Losses                                                                             $0.00
                                                                                             --------------
         Principal Distribution Amount                                                       $14,986,299.67
                                                                                             --------------
                                                                                             --------------
B.    Calculation of Class A-1 Interest Distributable Amount

         Class A-1 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-1 Noteholders on such Distribution Date)      $0.00

         Multiplied by the Class A-1 Interest Rate                               5.25%

         Multiplied by 1/12 or, in case of the first Distribution Date,
           by 31/360                                                        0.08333333                $0.00
                                                                        --------------
      Plus any unpaid Class A-1 Interest Carryover Shortfall                                          $0.00
                                                                                             --------------
      Class A-1 Interest Distributable Amount                                                         $0.00
                                                                                             --------------
                                                                                             --------------
C.    Calculation of Class A-2 Interest Distributable Amount

        Class A-2 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-2 Notes (as
          of the immediately preceding Distribution Date after
          distributions of principal to Class A-2 Noteholders
          on such Distribution Date)                                   $109,684,299.16

        Multiplied by the Class A-2 Interest Rate                                5.45%

        Multiplied by 1/12 or, in case of the first Distribution Date,
          by 31/360                                                         0.08333333          $498,149.53
                                                                        --------------
        Plus any unpaid Class A-2 Interest Carryover Shortfall                                        $0.00
                                                                                             --------------
        Class A-2 Interest Distributable Amount                                                 $498,149.53
                                                                                             --------------
                                                                                             --------------
D.    Calculation of Class A-3 Interest Distributable Amount

        Class A-3 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-3 Notes (as
          of the immediately preceding Distribution Date after
          distributions of principal to Class A-3 Noteholders on
          such Distribution Date)                                      $105,000,000.00

        Multiplied by the Class A-3 Interest Rate                                5.70%

        Multiplied by 1/12 or, in case of the first Distribution Date,
          by 31/360                                                         0.08333333          $498,750.00
                                                                        --------------
        Plus any unpaid Class A-3 Interest Carryover Shortfall                                        $0.00
                                                                                             --------------
        Class A-3 Interest Distributable Amount                                                 $498,750.00
                                                                                             --------------
                                                                                             --------------
E.    Calculation of Class A-4 Interest Distributable Amount

        Class A-4 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after
          distributions of principal to Class A-4 Noteholders on such
          Distribution Date)                                           $125,000,000.00

        Multiplied by the Class A-4 Interest Rate                                5.85%

        Multiplied by 1/12 or, in case of the first Distribution Date,
          by 31/360                                                         0.08333333          $609,375.00
                                                                        --------------
        Plus any unpaid Class A-4 Interest Carryover Shortfall                                        $0.00
                                                                                             --------------
        Class A-4 Interest Distributable Amount                                                 $609,375.00
                                                                                             --------------
                                                                                             --------------

F.    Calculation of Class A-5 Interest Distributable Amount

        Class A-5 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after
          distributions of principal to Class A-5 Noteholders on
          such Distribution Date)                                       $50,000,000.00

        Multiplied by the Class A-5 Interest Rate                                6.00%

        Multiplied by 1/12 or, in case of the first Distribution Date,
          by 31/360                                                         0.08333333          $250,000.00
                                                                        --------------
        Plus any unpaid Class A-5 Interest Carryover Shortfall                                        $0.00
                                                                                             --------------
        Class A-5 Interest Distributable Amount                                                 $250,000.00
                                                                                             --------------
                                                                                             --------------
G.    Calculation of Class A-6 Interest Distributable Amount

        Class A-6 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-6 Notes (as of the immediately preceding Distribution Date after
          distributions of principal to Class A-6 Noteholders on such
          Distribution Date)                                            $17,400,000.00

        Multiplied by the Class A-6 Interest Rate                                6.05%

        Multiplied by 1/12 or, in case of the first Distribution Date,
          by 31/360                                                         0.08333333           $87,725.00
                                                                        --------------
        Plus any unpaid Class A-6 Interest Carryover Shortfall                                        $0.00
                                                                                             --------------
        Class A-6 Interest Distributable Amount                                                  $87,725.00
                                                                                             --------------
                                                                                             --------------
H.    Calculation of Noteholders' Interest Distributable Amount

         Class A-1 Interest Distributable Amount                                 $0.00
         Class A-2 Interest Distributable Amount                           $498,149.53
         Class A-3 Interest Distributable Amount                           $498,750.00
         Class A-4 Interest Distributable Amount                           $609,375.00
         Class A-5 Interest Distributable Amount                           $250,000.00
         Class A-6 Interest Distributable Amount                            $87,725.00
                                                                        --------------
         Noteholders' Interest Distributable Amount                                           $1,943,999.53
                                                                                             --------------
                                                                                             --------------
I.    Calculation of Noteholders' Principal Distributable Amount:

         Noteholders' Monthly Principal Distributable Amount:

         Principal Distribution Amount                                  $14,986,299.67

         Multiplied by Noteholders' Percentage ((i) for each
           Distribution Date before the principal balance of the
           Class A-1 Notes is reduced to zero, 100%, (ii) for the
           Distribution Date on which the principal balance of the
           Class A-1 Notes is reduced to zero, 100% until the
           principal balance of the Class A-1 Notes is reduced to
           zero and with respect to any remaining portion of the
           Principal Distribution Amount, the initial principal
           balance of the Class A-2 Notes over the Aggregate
           Principal Balance (plus any funds remaining on deposit in
           the Pre-Funding Account) as of the Accounting Date  for
           the preceding Distribution Date minus that portion of the
           Principal Distribution Amount applied to retire the Class
           A-1 Notes and (iii) for each Distribution Date
           thereafter, outstanding principal balance of the Class
           A-2 Notes on the Determination Date over the Aggregate
           Principal Balance (plus any funds remaining on deposit in
           the Pre-Funding Account) as of the Accounting Date for
           the preceding Distribution Date)                                     89.93%       $13,477,611.78
                                                                        --------------
         Unpaid Noteholders' Principal Carryover Shortfall                                            $0.00
                                                                                             --------------
         Noteholders' Principal Distributable Amount                                         $13,477,611.78
                                                                                             --------------
                                                                                             --------------
J.    Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes (equal to entire Noteholders' Principal
         Distributable Amount until the principal balance of the
         Class A-1 Notes is reduced to zero)                                                          $0.00
                                                                                             --------------
                                                                                             --------------
         Amount of Noteholders' Principal Distributable
         Amount payable to Class A-2 Notes (no portion of the
         Noteholders' Principal Distributable Amount is payable to
         the Class A-2 Notes until the principal balance of the
         Class A-1 Notes has been reduced to zero; thereafter,
         equal to the entire Noteholders' Principal Distributable
         Amount)                                                                             $13,477,611.78
                                                                                             --------------
                                                                                             --------------

K.    Calculation of Certificate Interest Distributable Amount

         Certificate Monthly Interest Distributable Amount:

         Certificate Balance (as of the close of business on the
           preceding Distribution Date)                                 $45,569,137.97

         Multiplied by the Certificate Pass-Through Rate                         5.90%

         Multiplied by 1/12 or, in case of the first Distribution Date,
           by 31/360                                                        0.08333333          $224,048.26
                                                                        --------------
         Plus any unpaid Certificate Interest Carryover Shortfall                                     $0.00
                                                                                             --------------
         Certificate Interest Distributable Amount                                              $224,048.26
                                                                                             --------------
                                                                                             --------------
L.    Calculation of Certificate Principal Distributable Amount:

         Certificate Monthly Principal Distributable Amount:

         Principal Distribution Amount                                  $14,986,299.67

         Multiplied by Certificateholders' Percentage ((i) for
           each Distribution Date before the principal balance of
           the Class A-1 Notes is reduced to zero, 0%, (ii) for the
           Distribution Date on which the principal balance of the
           Class A-1 Notes is reduced to zero, 0% until the
           principal balance of the Class A-1 Notes is reduced to
           zero and with respect to any remaining portion of the
           Principal Distribution Amount, 100% minus the
           Noteholders' Percentage (computed after giving effect to
           the retirement of the Class A-1 Notes) and (iii) for each
           Distribution Date thereafter, 100% minus Noteholders'
           Percentage)                                                          10.07%        $1,508,687.89
                                                                        --------------
         Unpaid Certificate Principal Carryover Shortfall                                             $0.00
                                                                                             --------------
         Certificate Principal Distributable Amount                                           $1,508,687.89
                                                                                             --------------
                                                                                             --------------
IX.   Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the  Pre-Funding Account as of the
        preceding Distribution Date or, in the case of the first
        Distribution Date, as of the Closing Date
           Pre-Funded Amount                                                                     $13,860.51
                                                                                             --------------
                                                                                                 $13,860.51
                                                                                             --------------
                                                                                             --------------
      Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to
        (a) $179,014,214.45 (the aggregate Principal Balance of Subsequent
        Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded
        Amount after giving effect to transfer of Subsequent Receivables
        over (ii) $0))                                                                                $0.00

      Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1996 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
        Account has been reduced to $100,000 or less as of the Distribution
        Date (see B below)                                                                            $0.00
                                                                                             --------------
      Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
           Pre-Funded Amount                                                $13,860.51
                                                                        --------------
                                                                                                 $13,860.51
                                                                                             --------------
                                                                                             --------------

IX.   Pre-Funding Account (cont.)

      B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result
        of the Pre-Funded Amount not being reduced to zero on the
        Distribution Date on or immediately preceding the end of
        the Funding Period (May 1996 Distribution Date) or the
        Pre-Funded Amount being reduced to $100,000 or less on
        any Distribution Date                                                                         $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                $0.00

      Class A-4 Prepayment Amount (equal to the Class A-4
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                $0.00

      Class A-5 Prepayment Amount (equal to the Class A-5
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                $0.00

      Class A-6 Prepayment Amount (equal to the Class A-6
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                $0.00

      Certificate Prepayment Amount (equal to the
        Certificateholders' pro rata share (based on the
        respective current outstanding principal balance of each
        class of Notes and the current Certificate Balance) of
        the Pre-Funded Amount as of the Distribution Date)                                            $0.00

      C.  Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                    $0.00
      Class A-2 Prepayment Premium                                                                    $0.00
      Class A-3 Prepayment Premium                                                                    $0.00
      Class A-4 Prepayment Premium                                                                    $0.00
      Class A-5 Prepayment Premium                                                                    $0.00
      Class A-6 Prepayment Premium                                                                    $0.00

      Certificate Prepayment Premium                                                                  $0.00

X.    Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3
        Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes and Certificates:

           Product of (x) 5.67% (weighted average interest of the Class
           A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
           Interest Rate, Class A-4 Interest Rate, Class A-5
           Interest Rate, Class A-6 Interest Rate and Certificate
           Pass-Through Rate (based on the outstanding Class A-1
           principal balance, Class A-2 principal balance, Class A-3
           principal balance, Class A-4 principal balance, Class A-5
           principal balance, Class A-6 principal balance and
           Certificate Balance), divided by 360, (y) $179,014,214.15
           (the Pre-Funded Amount on such Distribution Date) and (z)
           30 (the number of days until the May 1996 Distribution
           Date))                                                                                     $0.00

           Less the product of (x) 2.5% divided by 360,
           (y) $179,014,214.15 (the Pre-Funded Amount on such
           Distribution Date) and (z) 30 (the number of days until
           the May 1996 Distribution Date)                                                            $0.00
                                                                                             --------------

      Requisite Reserve Amount                                                                        $0.00
                                                                                             --------------
                                                                                             --------------
      Amount on deposit in the Reserve Account (other than the
        Class A-1 Holdback Subaccount) as of the preceding
        Distribution Date or, in the case of the first
        Distribution Date, as of the Closing Date                                                     $0.00

      Plus the excess, if any, of the Requisite Reserve Amount
        over amount on deposit in the Reserve Account (other than
        the Class A-1 Holdback Subaccount) (which excess is to be
        deposited by the Indenture Trustee in the Reserve Account
        from amounts withdrawn from the Pre-Funding Account in
        respect of transfers of Subsequent Receivables)                                               $0.00

      Less: the excess, if any, of the amount on deposit in the
        Reserve Account (other than the Class A-1 Holdback
        Subaccount) over the Requisite Reserve Amount (and amount
        withdrawn from the Reserve Account to cover the excess,
        if any, of total amounts payable over Available Funds,
        which excess is to be transferred by the Indenture
        Trustee to or upon the order of the General Partners from
        amounts withdrawn from the Pre-Funding Account in respect
        of transfers of Subsequent Receivables)                                                       $0.00

      Less: withdrawals from the Reserve Account (other than
        the Class A-1 Holdback Subaccount) to cover the excess,
        if any, of total amount payable over Available Funds (see
        IV above)                                                                                     $0.00
                                                                                             --------------
      Amount remaining on deposit in the Reserve Account (other
        than the Class A-1 Holdback Subaccount) after the
        Distribution Date                                                                             $0.00
                                                                                             --------------
                                                                                             --------------
XI.   Class A-1 Holdback Subaccount:

      Class A-1 Holdback Amount:

      Class A-1 Holdback Amount as of preceding
        Distribution Date or the Closing Date, as applicable,                                         $0.00

      Plus deposit to the Class A-1 Holdback Subaccount (equal
        to 2.5% of the amount, if any, by which $0 (the Target
        Original Pool Balance set forth in the Sale and Servicing
        Agreement) is greater than $0 (the Original Pool Balance
        after giving effect to the transfer of Subsequent
        Receivables on the Distribution Date or on a Subsequent
        Transfer Date preceding the Distribution Date))                                               $0.00

      Less withdrawal, if any, of amount from the Class A-1
        Holdback Subaccount to cover a Class A-1 Maturity
        Shortfall (see IV above)                                                                      $0.00

      Less withdrawal, if any, of amount remaining in the Class
        A-1 Holdback Subaccount on the Class A-1 Final Scheduled
        Maturity Date after giving effect to any payment out of
        the Class A-1 Holdback Subaccount to cover a Class A-1
        Maturity Shortfall (amount of withdrawal to be released
        by the Indenture Trustee to the General Partners)                                             $0.00
                                                                                             --------------
      Class A-1 Holdback Subaccount immediately following the
        Distribution Date                                                                             $0.00
                                                                                             --------------
                                                                                             --------------

XII.  Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the Monthly
        Period                                                         $452,639,576.62
      Multiplied by Basic Servicing Fee Rate                                     1.00%
      Divided by Months per year                                             0.083333%
                                                                        --------------
      Basic Servicing Fee                                                               $377,199.65

      Less: Backup Servicer Fees (annual rate of 1 bp)                                        $0.00

      Supplemental Servicing Fees                                                             $0.00
                                                                                        -----------
      Total of Basic Servicing Fees and Supplemental Servicing Fees                                  $377,199.65
                                                                                                     -----------
                                                                                                     -----------
XIII. Information for Preparation of Statements to Noteholders

         a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                Class A-1 Notes                                                                            $0.00
                Class A-2 Notes                                                                  $109,684,299.16
                Class A-3 Notes                                                                  $105,000,000.00
                Class A-4 Notes                                                                  $125,000,000.00
                Class A-5 Notes                                                                   $50,000,000.00
                Class A-6 Notes                                                                   $17,400,000.00

         b.  Amount distributed to Noteholders allocable to principal
                Class A-1 Notes                                                                            $0.00
                Class A-2 Notes                                                                   $13,477,611.78
                Class A-3 Notes                                                                            $0.00
                Class A-4 Notes                                                                            $0.00
                Class A-5 Notes                                                                            $0.00
                Class A-6 Notes                                                                            $0.00

        c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                Class A-1 Notes                                                                            $0.00
                Class A-2 Notes                                                                   $96,206,687.38
                Class A-3 Notes                                                                  $105,000,000.00
                Class A-4 Notes                                                                  $125,000,000.00
                Class A-5 Notes                                                                   $50,000,000.00
                Class A-6 Notes                                                                   $17,400,000.00

      d.  Interest distributed to Noteholders
                Class A-1 Notes                                                                            $0.00
                Class A-2 Notes                                                                      $498,149.53
                Class A-3 Notes                                                                      $498,750.00
                Class A-4 Notes                                                                      $609,375.00
                Class A-5 Notes                                                                      $250,000.00
                Class A-6 Notes                                                                       $87,725.00

      e.  Remaining Certificate Balance                                                           $44,060,450.08

      f.  1.  Class A-1 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                              $0.00
          2.  Class A-2 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                              $0.00
          3.  Class A-3 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                              $0.00
          4.  Class A-4 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                              $0.00
          5.  Class A-5 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                              $0.00
          6.  Class A-6 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                              $0.00
          7.  Certificate Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                              $0.00
          8.  Certificate Principal Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                              $0.00

XIV.  Information for Preparation of Statements to Noteholders (continued)
         g.  Amount distributed payable out of amounts withdrawn
             from or pursuant to:
             1.  Reserve Account                                                 $0.00
             2.  Class A-1 Holdback Subaccount                                   $0.00
             3.  Claim on the Note Policy                                        $0.00

         h.  Remaining Pre-Funded Amount                                                         $13,860.51

         i.  Remaining Reserve Amount                                                                 $0.00

         j.  Amount on deposit on Class A-1 Holdback Subaccount                                       $0.00

         k.  Prepayment amounts
               Class A-1 Prepayment Amount                                                            $0.00
               Class A-2 Prepayment Amount                                                            $0.00
               Class A-3 Prepayment Amount                                                            $0.00
               Class A-4 Prepayment Amount                                                            $0.00
               Class A-5 Prepayment Amount                                                            $0.00
               Class A-6 Prepayment Amount                                                            $0.00

         l.  Prepayment Premiums
               Class A-1 Prepayment Premium                                                           $0.00
               Class A-2 Prepayment Premium                                                           $0.00
               Class A-3 Prepayment Premium                                                           $0.00
               Class A-4 Prepayment Premium                                                           $0.00
               Class A-5 Prepayment Premium                                                           $0.00
               Class A-6 Prepayment Premium                                                           $0.00

         m.  Total of Basic Servicing Fee, Supplemental Servicing Fees
              and other fees, if any, paid by the Trustee on behalf of
              the Trust                                                                         $377,199.65

         n.  Note Pool Factors (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                   0.00000000
               Class A-2 Notes                                                                   0.52003615
               Class A-3 Notes                                                                   1.00000000
               Class A-4 Notes                                                                   1.00000000
               Class A-5 Notes                                                                   1.00000000
               Class A-6 Notes                                                                   1.00000000

XV.  Information for Preparation of Statements to Certificateholders
      a.  Aggregate Certificate Balance as of first day of Monthly Period                    $45,569,137.97

      b.  Amount distributed to Certificateholders allocable to principal                     $1,508,687.89

      c.  Aggregate Certificate Balance (after giving effect to
          distributions on the Distribution Date)                                            $44,060,450.08

      d.  Interest distributed to  Certificateholders                                           $224,048.26

      e.  Remaining  Certificate Balance                                                     $44,060,450.08

      f.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                        $0.00
               Class A-2 Notes                                                               $96,206,687.38
               Class A-3 Notes                                                              $105,000,000.00
               Class A-4 Notes                                                              $125,000,000.00
               Class A-5 Notes                                                               $50,000,000.00
               Class A-6 Notes                                                               $17,400,000.00

      g.  1.  Class A-1 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                         $0.00
          2.  Class A-2 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                         $0.00
          3.  Class A-3 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                         $0.00
          4.  Class A-4 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                         $0.00
          5.  Class A-5 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                         $0.00
          6.  Class A-6 Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                         $0.00
          7.  Certificate Interest Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                         $0.00
          8.  Certificate Principal Carryover Shortfall, if any,
              (and change in amount from preceding statement)                                         $0.00

      h.  Amount distributed payable out of amounts withdrawn from or pursuant to:
          1.  Reserve Account                                                    $0.00
          2.  Spread Account                                                     $0.00
          3.  Claim on the Certificate Policy                                    $0.00

      i.  Remaining Pre-Funded Amount                                                            $13,860.51

      j.  Remaining Reserve Amount                                                                    $0.00

      k.  Certificate Prepayment Amount                                                               $0.00

      l.  Certificate Prepayment Premium                                                              $0.00

      m.  Total of Basic Servicing Fee, Supplemental Servicing Fees
           and other fees, if any, paid by the Trustee on behalf of
           the Trust                                                                            $377,199.65

      n.  Certificate Pool Factor (after giving effect to distributions
           on the Distribution Date)                                                             0.81593426

XVI.  Pool Balance and Aggregate Principal Balance

         Original Pool Balance at beginning of Monthly Period                               $599,986,139.49
         Subsequent Receivables                                                                       $0.00
                                                                                             --------------
         Original Pool Balance at end of Monthly Period                                     $599,986,139.49
                                                                                             --------------
                                                                                             --------------
         Aggregate Principal Balance as of preceding Accounting Date                        $452,639,576.62
         Aggregate Principal Balance as of current Accounting Date                          $437,653,276.95




      Monthly Period Liquidated Receivables

                             Loan #                   Amount
                             ------                   ------
              see attached listing                 $11,706.06
                                                $3,321,618.01
                                                    $4,637.31
                                                        $0.00
                                                        $0.00
                                                -------------
                                                $3,337,961.38
                                                -------------
                                                -------------

XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date)
         of all Receivables delinquent more than 30 days with
         respect to all or any portion of a Scheduled Payment
         as of the Accounting Date                                      $19,186,896.69

       Aggregate Principal Balance as of the Accounting Date           $437,653,276.95
                                                                        --------------
       Delinquency Ratio                                                                        4.38404045%
                                                                                             --------------
                                                                                             --------------





IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.

                                       OLYMPIC  FINANCIAL  LTD.


                                       By: /s/ Michael J. Sherman
                                          ---------------------------------
                                       Name:  Michael J. Sherman
                                            -------------------------------
                                       Title: Vice President / Treasurer
                                              -----------------------------